EXHIBIT 99.3

WaMu Mortgage Pass-Through Certificates

Series 2005-AR2

Marketing Materials

$268,967,000 (Approximate)

Washington Mutual Mortgage Securities Corp.

Depositor and Master Servicer

Washington Mutual Bank, FA

Servicer

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet	Date Prepared: January 13, 2005

WaMu Mortgage Pass-Through Certificates, Series 2005-AR2

$268,967,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal (1) Amount (Approx.)	WAL (Yrs) To Call/Mat (2)	Pmt Window (Mths) To Call/Mat (2)	Certificate Interest Rate	Tranche Type	Expected Ratings S&P
B-1	$139,468,000	5.07/5.73	1-91/1-479	(3)	Subordinate	AA+
B-2	$43,168,000	5.07/5.73	1-91/1-479	(3)	Subordinate	AA
B-3	$16,602,000	5.07/5.73	1-91/1-479	(3)	Subordinate	AA-
B-4	$16,602,000	5.07/5.73	1-91/1-479	(3)	Subordinate	A+
B-5	$13,282,000	5.07/5.73	1-91/1-479	(3)	Subordinate	A
B-6	$16,602,000	5.07/5.73	1-91/1-479	(3)	Subordinate	A-
B-7	$6,641,000	5.07/5.73	1-91/1-479	(3)	Subordinate	BBB+
B-8	$6,641,000	5.07/5.73	1-91/1-479	(3)	Subordinate	BBB
B-9	$9,961,000	5.07/5.73	1-91/1-479	(3)	Subordinate	BBB-
B-10	$19,923,000	Information Not Provided Hereby.			Subordinate	BB
B-11	$23,244,000				Subordinate	B
B-12	$16,614,749				Subordinate	NR
Total:	$328,748,749

(1)  The Certificates (as described herein) represent interests in a pool of adjustable rate Mortgage Loans.  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)  WAL and Payment Window for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class B-9 Certificates are shown to the Optional Call Date (as defined herein) and to maturity.

(3)  For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class B-9 Certificateswill be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date) and (ii) the related Net WAC Cap (as defined herein).

Depositor and Master Servicer:  Washington Mutual Mortgage Securities Corp. (“WMMSC”).

Servicer:  Washington Mutual Bank, FA (“WMBFA”).

Co-Lead Managers:  Greenwich Capital Markets, Inc and WaMu Capital Corp.

Trustee:  Deutsche Bank National Trust Company.

Rating Agencies:  It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:  January 1, 2005.

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Expected Pricing Date:  On or about January [14], 2005.

Closing Date:  On or about January 26, 2005.

Distribution Date:  The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in February 2005.

Servicing Fee:  [0.375]% per annum of the aggregate principal balance of the Mortgage Loans.

Master Servicing Fee:  [0.050]% per annum of the aggregate principal balance of the Mortgage Loans.

Certificates:  The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class B-9 Certificates (the“Offered Certificates”) are being offered publicly.

The “Senior Certificates” will consist of the Class 1A-1A and Class 1A-1B Certificates (the “Group I Certificates”) and the Class 2A-1A, Class 2A-1B, Class 2A-2A1, Class 2A-2A2, Class 2A-2A3, Class 2A-2B and Class 2A-3 Certificates (collectively, the “Group II Certificates”) and the Class X and Class R Certificates. The Group I Certificates and the Group II Certificates are collectively known as the “Class A Certificates”. The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class B-8, Class B-9, Class B-10, Class B-11 and Class B-12 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”

Accrued Interest:  The Offered Certificates will settle without accrued interest (settle flat).

Interest Accrual Period:  The interest accrual period with respect to the Offered Certificates for a given Distribution Date will be the period beginning with the 25th of the month prior to such Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month of such Distribution Date (on a 30/360 basis).

Registration:  The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:  It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal income tax purposes.

ERISA Eligibility:  The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

SMMEA Treatment:  The Class B-1, Class B-2 and Class B-3 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-4, Class B-5, Class B-6, Class B-7, Class B-8 and Class B-9 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Optional Termination:  The terms of the transaction allow for a termination of the Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment Speed:  The Offered Certificates will be priced to a prepayment speed of [25]% CPR.

Mortgage Loans:  As of January 1, 2005, the aggregate principal balance of the mortgage loans described herein is approximately $3,320,693,849, of which: (i) approximately $518,531,198 consisted of a pool of conforming balance mortgage loans (the “Group I Mortgage Loans”) and (ii) approximately $2,802,162,651 consisted of a pool of conforming and non-conforming balance mortgage loans (the “Group II Mortgage Loans” together with the Group I Mortgage Loans, the “Mortgage Loans”).  The Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 15, 30 or 40 years.  All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of 1 month) based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”). After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin.  As of the Cut-off Date, none of the Mortgage Loans were still in their one-month fixed rate period. None of the Mortgage Loans are subject to a periodic rate adjustment cap.  All of the Mortgage Loans are subject to a maximum mortgage rate.

For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 125%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Credit Enhancement:  Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit Enhancement
Class	Percent
B-1	5.70%
B-2	4.40%
B-3	3.90%
B-4	3.40%
B-5	3.00%
B-6	2.50%
B-7	2.30%
B-8	2.10%
B-9	1.80%

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shifting Interest:  Until the first Distribution Date occurring after January 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (net of Deferred Interest) (unless the Class A and Class X Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal (net of Deferred Interest).

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:                                              Unscheduled Principal Payments (%)

February 2005 – January 2015                      0% Pro Rata Share

February 2015 – January 2016                      30% Pro Rata Share

February 2016 – January 2017                      40% Pro Rata Share

February 2017 – January 2018                      60% Pro Rata Share

February 2018 – January 2019                      80% Pro Rata Share

February 2019 and after                               100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments (net of Deferred Interest) will be paid to the Class A Certificates, Class X Certificates and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in February 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments (net of Deferred Interest) or (ii) on or after the Distribution Date in February 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments (net of Deferred Interest).

In the event the current senior percentage (aggregate principal balance of the Class A and Class X Certificates, divided by the aggregate principal balance of the Certificates) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Certificates as of the Cut-off Date), the Class A and Class X Certificates will receive all unscheduled prepayments (net of Deferred Interest) for the Mortgage Loans, regardless of any prepayment percentages.

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Allocation of Realized Losses:  Any realized losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the Senior Certificates (other than the Class X Certificates) as follows:

(a)  any realized losses remaining on the Group I Mortgage Loans to the Class 1A-1A and Class 1A-1B Certificates and the group I principal only component of the Class X Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero; however, the Class 1A-1A Certificates’ pro rata allocation of realized losses will first be allocated to the Class 1A-1B Certificates until its class principal balance has been reduced to zero.

(b)  any realized losses remaining on the Group II Mortgage Loans to the Group II Certificates and the Group II principal only component of the Class X Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that the Group II Certificates’ pro-rata allocation of realized losses will be allocated in the order below:

        a.  the Class 2A-1A Certificates’ pro rata allocation of realized losses will first be allocated to the Class 2A-1B Certificates until its class principal balance has been reduced to zero; then,

        b.  the aggregate of the Class 2A-2A1, Class 2A-2A2 and Class 2A-2A3 Certificates’ pro rata allocation of realized losses be allocated to the Class 2A-2B Certificates until its class principal balance is equal to zero.

Net Mortgage Rate:  The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate and the master servicing fee rate.

Net WAC Cap:  The “Net WAC Cap” for the Class A Certificates is equal to the weighted average of the Net Mortgage Rates of the related Mortgage Loans, adjusted on an actual/360 basis.

  The “Net WAC Cap” for the Subordinate Certificates is equal to the weighted average of (x) the weighted average of the Net Mortgage Rates of the Group I Mortgage Loans and (y) the weighted average of the Net Mortgage Rates of the Group II Mortgage Loans, in each case weighted by the related group subordinate amount.

Deferred Interest:  The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan.  Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan (“Deferred Interest”).

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Net Deferred Interest:  For each group of Mortgage Loans the “Net Deferred Interest” is the greater of (a) the excess of Deferred Interest over unscheduled principal payments, in each case for the related Mortgage Loans, and (b) zero. The amount of current interest on the Certificates will be reduced by the related Net Deferred Interest, if any, to the extent of the amount of current accrued interest distributable on such Certificate(s) and such reduction in current interest distributable to such Certificate(s) will be added to the principal balance of the related Certificate(s) as described below.

  For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in proportion to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Cap Rate for such class and Distribution Date.

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Certificates Priority of Distributions:  Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)  Senior Certificates, accrued and unpaid interest, pro rata, at the related Certificate Interest Rate, from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class X Certificates);

2)  Class R Certificates, principal from the Group I Mortgage Loans, until the principal balance of such class has been reduced to zero;

3)  Class A Certificates, principal, concurrently:

    (a)  From the Group I Mortgage Loans principal, pro rata between the Class 1A-1A Certificates and the Class 1A-1B Certificates and then the group I principal only component of the Class X Certificates, until the principal balance of such Class or Classes is reduced to zero;

    (b)  From the Group II Mortgage Loans, principal, sequentially:

            a.  Concurrently, paid pro rata:

                i.  To the Class 2A-1A Certificates, principal until its certificate principal balance is reduced to zero;

                ii.  To the Class 2A-1B Certificates, principal until its certificate principal balance is reduced to zero;

                iii.  To the Class 2A-2A1, Class 2A-2A2 and Class 2A-2A3 Certificates, principal, concurrently, paid pro rata:

                    1.  To the Class 2A-2A1 Certificates, principal until its certificate principal balance is reduced to zero;

                    2.  To the Class 2A-2A2 and Class 2A-2A3 Certificates, sequentially, in that order, principal, until their certificate principal balances are reduced to zero;

                iv.  To the Class 2A-2B Certificates, principal until its certificate principal balance is reduced to zero; and

                v.  To the Class 2A-3 Certificates, principal until its certificates principal balance is reduced to zero;

            (II)  To the group II principal only component of the Class X Certificates;

4)  Class A Certificates, to pay the Carryover Shortfall Amount, (after giving effect to payments received under the YMA), if any, to the extent of interest distributable to the Class X Certificates;

5)  Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

6)  Class B-1 Certificates, principal allocable to such Class;

7)  Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

8)  Class B-2 Certificates, principal allocable to such Class;

9)  Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

10)  Class B-3 Certificates, principal allocable to such Class;

11)  Class B-4 Certificates, accrued and unpaid interest at the Class B-4 Certificate Interest Rate;

12)  Class B-4 Certificates, principal allocable to such Class;

13)  Class B-5 Certificates, accrued and unpaid interest at the Class B-5 Certificate Interest Rate;

14)  Class B-5 Certificates, principal allocable to such Class;

15)  Class B-6 Certificates, accrued and unpaid interest at the Class B-6 Certificate Interest Rate;

16)  Class B-6 Certificates, principal allocable to such Class;

17)  Class B-7 Certificates, accrued and unpaid interest at the Class B-7 Certificate Interest Rate;

18)  Class B-7 Certificates, principal allocable to such Class;

19)  Class B-8 Certificates, accrued and unpaid interest at the Class B-8 Certificate Interest Rate;

20)  Class B-8 Certificates, principal allocable to such Class;

RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

21)  Class B-9 Certificates, accrued and unpaid interest at the Class B-9 Certificate Interest Rate;

22)  Class B-9 Certificates, principal allocable to such Class;

23)  Class B-10, Class B-11 and Class B-12 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

24)  Class R Certificate, any remaining amount.

RBS GREENWICH CAPITAL

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Yield Tables (%)

Class B-1 to Optional Call Date

	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00
WAL (yr)	9.71	8.05	5.07	4.36	3.34
MDUR (yr)	8.15	6.94	4.60	4.01	3.12
First Prin Pay	1	1	1	1	1
Last Prin Pay	179	149	91	75	54

Class B-2 to Optional Call Date

	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00
WAL (yr)	9.71	8.05	5.07	4.36	3.34
MDUR (yr)	8.13	6.92	4.59	4.00	3.12
First Prin Pay	1	1	1	1	1
Last Prin Pay	179	149	91	75	54

Class B-3 to Optional Call Date

	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00
WAL (yr)	9.71	8.05	5.07	4.36	3.34
MDUR (yr)	8.11	6.91	4.59	4.00	3.12
First Prin Pay	1	1	1	1	1
Last Prin Pay	179	149	91	75	54

RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Class B-4 to Optional Call Date

	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00
WAL (yr)	9.71	8.05	5.07	4.36	3.34
MDUR (yr)	7.97	6.81	4.54	3.96	3.10
First Prin Pay	1	1	1	1	1
Last Prin Pay	179	149	91	75	54

Class B-5 to Optional Call Date

	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00
WAL (yr)	9.71	8.05	5.07	4.36	3.34
MDUR (yr)	7.93	6.78	4.53	3.95	3.09
First Prin Pay	1	1	1	1	1
Last Prin Pay	179	149	91	75	54

Class B-6 to Optional Call Date

	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00
WAL (yr)	9.71	8.05	5.07	4.36	3.34
MDUR (yr)	7.88	6.74	4.51	3.94	3.08
First Prin Pay	1	1	1	1	1
Last Prin Pay	179	149	91	75	54

RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Class B-7 to Optional Call Date

	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
97-17+
WAL (yr)	9.71	8.05	5.07	4.36	3.34
MDUR (yr)	7.77	6.66	4.46	3.90	3.05
First Prin Pay	1	1	1	1	1
Last Prin Pay	179	149	91	75	54

Class B-8 to Optional Call Date

	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
92-27
WAL (yr)	9.71	8.05	5.07	4.36	3.34
MDUR (yr)	7.64	6.55	4.40	3.84	3.00
First Prin Pay	1	1	1	1	1
Last Prin Pay	179	149	91	75	54

Class B-9 to Optional Call Date

	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
88-14+
WAL (yr)	9.71	8.05	5.07	4.36	3.34
MDUR (yr)	7.50	6.44	4.33	3.79	2.96
First Prin Pay	1	1	1	1	1
Last Prin Pay	179	149	91	75	54

RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Yield Tables (%)

Class B-1 to Maturity

	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00
WAL (yr)	10.66	8.94	5.73	4.97	3.89
MDUR (yr)	8.70	7.49	5.08	4.48	3.57
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

Class B-2 to Maturity

	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00
WAL (yr)	10.66	8.94	5.73	4.97	3.89
MDUR (yr)	8.67	7.47	5.07	4.47	3.57
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

Class B-3 to Maturity

	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00
WAL (yr)	10.66	8.94	5.73	4.97	3.89
MDUR (yr)	8.64	7.45	5.06	4.46	3.56
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Class B-4 to Maturity

	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00
WAL (yr)	10.66	8.94	5.73	4.97	3.89
MDUR (yr)	8.48	7.33	5.01	4.42	3.53
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

Class B-5 to Maturity

	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00
WAL (yr)	10.66	8.94	5.73	4.97	3.89
MDUR (yr)	8.43	7.29	4.99	4.40	3.52
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

Class B-6 to Maturity

	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00
WAL (yr)	10.66	8.94	5.73	4.97	3.89
MDUR (yr)	8.38	7.25	4.97	4.39	3.51
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Class B-7 to Maturity

	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
97-17+
WAL (yr)	10.66	8.94	5.73	4.97	3.89
MDUR (yr)	8.23	7.13	4.89	4.32	3.47
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

Class B-8 to Maturity

	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
92-27
WAL (yr)	10.66	8.94	5.73	4.97	3.89
MDUR (yr)	8.05	6.97	4.78	4.23	3.39
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

Class B-9 to Maturity

	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
88-14+
WAL (yr)	10.66	8.94	5.73	4.97	3.89
MDUR (yr)	7.87	6.82	4.68	4.14	3.32
First Prin Pay	1	1	1	1	1
Last Prin Pay	479	479	479	479	479

RBS GREENWICH CAPITAL